                                                                      Exhibit 1


                             JOINT FILING AGREEMENT

         Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file Amendment No. 7 to Schedule 13D dated June 25, 2003 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Impax Laboratories, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: June 25, 2003

                  FLEMING US DISCOVERY FUND III, L.P.

                  By: Fleming US Discovery Partners, L.P., its general partner
                  By: Fleming US Discovery, LLC, its general partner

                  By: /s/ Richard D. Waters, Jr.
                      ----------------------------------------
                      Richard D. Waters, Jr., Manager

                  FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

                  By: Fleming US Discovery Partners, L.P, its general partner
                  By: Fleming US Discovery, LLC, its general partner

                  By: /s/ Richard D. Waters, Jr.
                      ----------------------------------------
                      Richard D. Waters, Jr., Manager

                                                                     Appendix 1


MANAGERS AND COMMITTEES OF FLEMING US DISCOVERY, LLC (1)
--------------------------------------------------------


BOARD OF MANAGERS

           Robert L. Burr (2)
           Christopher M.V. Jones (3)
           John M.B. O'Connor (4)
           Faith Rosenfeld (4)
           Richard D. Waters, Jr. (4)

EXECUTIVE COMMITTEE

           Robert L. Burr
           Christopher M.V. Jones
           John M.B. O'Connor
           Faith Rosenfeld
           Richard D. Waters, Jr.

INVESTMENT COMMITTEE

           Robert L. Burr
           Christopher M.V. Jones
           John M.B. O'Connor
           Faith Rosenfeld
           Richard D. Waters, Jr.


----------------

(1) Each of the natural persons listed as a manager or committee member of Fleming US Discovery, LLC is a United States citizen, other than Christopher M.V. Jones, who is a United Kingdom citizen.

(2) Business address is 1221 Avenue of the Americas, 40th Floor, New York, NY 10020.

(3) Business address is 522 Fifth Avenue, New York, NY 10036.

(4) Business address is 1221 Avenue of the Americas, 39th Floor, New York, NY 10020.

                                                                     Appendix 2



                               JPMP Capital Corp.
                               ------------------

             Executive Officers and Directors of JPMP Capital Corp.
             ------------------------------------------------------

                              Executive Officers(1)
                              ---------------------


President                                                     Jeffrey C. Walker*
Executive Vice President                                      Mitchell J. Blutt, M.D.*
Executive Vice President                                      Arnold L. Chavkin*
Executive Vice President                                      John M.B. O'Connor*
Managing Director                                             Dr. Dana Beth Ardi
Managing Director                                             Christopher C. Behrens*
Managing Director                                             Julie Casella-Esposito*
Managing Director                                             Rodney A. Ferguson*
Managing Director                                             Cornell P. French*
Managing Director                                             Michael R. Hannon*
Managing Director                                             Alfredo Irigoin*
Managing Director                                             Andrew Kahn*
Managing Director                                             Jonathan R. Lynch*
Managing Director                                             Stephen P. Murray*
Managing Director                                             Timothy Purcell*
Managing Director                                             Faith Rosenfeld*
Managing Director                                             Robert R. Ruggiero, Jr.*
Managing Director                                             Shahan D. Soghikian*
Managing Director                                             Timothy J. Walsh*
Managing Director                                             Richard D. Waters, Jr. *
Managing Director                                             Damion E. Wicker, M.D.*
Senior Vice President and Assistant Secretary                 James Hutter*
Senior Vice President and Assistant Secretary                 Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary      Elisa R. Stein*
Vice President and Assistant Secretary                        Richard Madsen*
Vice President and Assistant Secretary                        Puneet Gulati*
Vice President and Assistant Secretary                        Thomas Szymoniak*
Vice President and Assistant Secretary                        Scott Kraemer*
Secretary                                                     Anthony J. Horan**
Assistant Secretary                                           Robert C. Caroll**
Assistant Secretary                                           Denise G. Connors**
Assistant Secretary                                           Euisun Lisa Lee**
Assistant Secretary                                           Timothy Samson**



                                  Directors(1)
                                  ------------

                           William B. Harrison, Jr.**
                               Jeffrey C. Walker*


--------------

(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                                                     Appendix 3

                            J.P. MORGAN CHASE & CO.
                            -----------------------

            Executive Officers and Directors of JPMorgan Chase & Co.
            --------------------------------------------------------

                              Executive Officers(1)
                              ---------------------


Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
Vice Chairman                                                              David A. Coulter*
Vice Chairman                                                              Thomas B. Ketchum*
Vice Chairman                                                              Donald H. Layton*
Vice Chairman                                                              Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
Executive Officer                                                          Donald H. McCree III*
Executive Vice President; Chief Financial Officer                          Dina Dublon*
Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
General Counsel                                                            William H. McDavid*
Director of Human Resources                                                John J. Farrell*
Director of Corporate Marketing and Communications                         Frederick W. Hill*
Controller                                                                 Joseph L. Scalfani*



                                  Directors(1)
                                  ------------

                                   Principal Occupation or Employment;
 Name                              Business or Residence Address
 ----                              ------------------------------------

-------------------------------------------------------------------------------
 Hans W. Becherer                  Retired Chairman of the Board and
                                   Chief Executive Officer
                                   Deere & Company
                                   One John Deere Place
                                   Moline, IL 61265
-------------------------------------------------------------------------------
 Riley P. Bechtel                  Chairman and Chief Executive Officer
                                   Bechtel Group, Inc.
                                   P.O. Box 193965
                                   San Francisco, CA 94119-3965
-------------------------------------------------------------------------------
 Frank A. Bennack, Jr.             President and Chief Executive Officer
                                   The Hearst Corporation
                                   959 Eighth Avenue
                                   New York, New York  10019
-------------------------------------------------------------------------------
 Lawrence A. Bossidy               Chairman of the Board
                                   Honeywell International
                                   P.O. Box 3000
                                   Morristown, NJ 07962-2245
-------------------------------------------------------------------------------
 M. Anthony Burns                  Chairman of the Board
                                   Ryder System, Inc.
                                   3600 N.W. 82nd Avenue
                                   Miami, Florida 33166
-------------------------------------------------------------------------------

-------------

(1)  Each of whom is a United States citizen.
* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.
** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

                                   Principal Occupation or Employment;
 Name                              Business or Residence Address
 ----                              ------------------------------------

-------------------------------------------------------------------------------
 H. Laurence Fuller                Retired Co-Chairman
                                   BP Amoco p.l.c.
                                   1111 Warrenville Road, Suite 25
                                   Chicago, Illinois  60563
-------------------------------------------------------------------------------
Ellen V. Futter                    President and Trustee
                                   American Museum of Natural History
                                   Central Park West at 79th Street
                                   New York, NY 10024
-------------------------------------------------------------------------------
 William H. Gray, III              President and Chief Executive Officer
                                   The College Fund/UNCF
                                   9860 Willow Oaks Corporate Drive
                                   P.O. Box 10444
                                   Fairfax, Virginia  22031
-------------------------------------------------------------------------------
 William B. Harrison, Jr.          Chairman of the Board and Chief Executive
                                   Officer
                                   J.P. Morgan Chase & Co.
                                   270 Park Avenue, 8th Floor
                                   New York, New York  10017-2070
-------------------------------------------------------------------------------
 Helene L. Kaplan                  Of Counsel
                                   Skadden, Arps, Slate, Meagher & Flom LLP
                                   Four Times Square
                                   New York, New York  10036
-------------------------------------------------------------------------------
 Lee R. Raymond                    Chairman of the Board and Chief Executive
                                   Officer
                                   Exxon Mobil Corporation
                                   5959 Las Colinas Boulevard
                                   Irving, TX 75039-2298
-------------------------------------------------------------------------------
 John R. Stafford                  Chairman of the Board
                                   American Home Products Corporation
                                   5 Giralda Farms
                                   Madison, New Jersey  07940
-------------------------------------------------------------------------------
 Lloyd D. Ward                     Chief Executive Officer
                                   U.S. Olympic Committee
                                   One Olympic Plaza
                                   Colorado Springs, CO  80909
-------------------------------------------------------------------------------